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                                                                  Exhibit 10.11

              AMENDMENT NUMBER ONE TO REGISTRATION RIGHTS AGREEMENT


         This Amendment Number One made to the Registration Rights Agreement entered into on May 31, 1996 by and between Nova Holdings, Inc. ("Company"), and those persons named at the foot thereof (except Lauren Melkus and Kyle Callahan) ("Agreement").

         WHEREAS, Section 13(d) in the Agreement provides that the Agreement may not be modified or amended except in writing signed by the Company and the holders of not less than 66 2/3% of the Restricted Stock then outstanding, and that the Company will not grant any registration rights to any other person without the written consent of the holders of 66 2/3% of the Restricted Stock then outstanding.

         WHEREAS, the parties now desire to amend the Registration Rights Agreement to grant registration rights to Lauren Melkus and Kyle Callahan.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Agreement be and hereby is amended effective as of the date hereof to include Kyle Callahan and Lauren Melkus as holders of Restricted Stock, and the shares of the Company's common capital stock $.01 par value issued to Lauren Melkus and Kyle Callahan shall be "Restricted Stock" as defined in the Registration Rights Agreement.

         2. This Amendment may be executed in multiple counterparts, all of which shall be deemed to be an original and to constitute one and the same document.

         3. Lauren Melkus and Kyle Callahan by execution of this Amendment acknowledge that they are parties to the Agreement and agree to abide by and be bound by the terms thereof.


         Executed this     day of            , 1997.
                      -----      ------------



                                          NOVA HOLDINGS, INC.

                                          By: /s/ Nova Holdings, Inc.
                                             ----------------------------------

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                                /s/ WCAS Healthcare Partners, L.P.
                                -------------------------------------
                                WCAS HEALTHCARE PARTNERS, L.P.

                                     By:
                                        -----------------------------
                                     Title:
                                           --------------------------
                                /s/ Welsh, Carson, Anderson & Stone, VII, L.P.
                                -------------------------------------
                                WELSH, CARSON, ANDERSON & STOWE, VII,
                                 L.P.

                                     By:
                                        -----------------------------
                                     Title:
                                           --------------------------
                                /s/ Kyle Callahan
                                -------------------------------------
                                KYLE CALLAHAN

                                /s/ Lauren Melkus
                                -------------------------------------
                                LAUREN MELKUS